EXHIBIT 99.1

                         DIAMOND OFFSHORE DRILLING, INC.
                   RIG STATUS REPORT AS OF FEBRUARY 17, 2004


      RIG NAME         WD      DESIGN                LOCATION           STATUS*             OPERATOR
---------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
---------------------------------------------------------------------------------------------------------------
Ocean Quest          3,500'  Victory Class              GOM            Contracted          Noble Energy
---------------------------------------------------------------------------------------------------------------
Ocean Star           5,500'  Victory Class              GOM               Idle                 DODI
---------------------------------------------------------------------------------------------------------------
Ocean America        5,500'  Ocean Odyssey              GOM            Contracted          W&T Offshore
---------------------------------------------------------------------------------------------------------------
Ocean Valiant        5,500'  Ocean Odyssey              GOM            Contracted              ENI
---------------------------------------------------------------------------------------------------------------
Ocean Victory        5,500'  Victory Class              GOM            Contracted            Spinnaker
                                                                                            Exploration
---------------------------------------------------------------------------------------------------------------
Ocean Confidence     7,500'  DP Aker H-3.2              GOM            Contracted               BP
                             Modified
---------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
---------------------------------------------------------------------------------------------------------------
Ocean Concord        2,200'  F&G SS-2000                GOM               Idle                 DODI
---------------------------------------------------------------------------------------------------------------
Ocean Lexington      2,200'  F&G SS-2000                GOM            Contracted        Walter Oil & Gas
---------------------------------------------------------------------------------------------------------------
Ocean Saratoga       2,200'  F&G SS-2000                GOM            Contracted              LLOG
---------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
---------------------------------------------------------------------------------------------------------------
Ocean Crusader       200'    Mat Cantilever             GOM            Contracted          Stone Energy
---------------------------------------------------------------------------------------------------------------
Ocean Drake          200'    Mat Cantilever             GOM            Contracted        Callon Petroleum
---------------------------------------------------------------------------------------------------------------
Ocean Columbia       250'    Independent Leg            GOM            Contracted           ADTI/Helis
                             Cantilever
---------------------------------------------------------------------------------------------------------------
Ocean Spartan        300'    Independent Leg            GOM            Contracted              LLOG
                             Cantilever
---------------------------------------------------------------------------------------------------------------
Ocean Spur           300'    Independent Leg            GOM            Contracted           Forest Oil
                             Cantilever
---------------------------------------------------------------------------------------------------------------
Ocean King           300'    Independent Leg            GOM            Contracted           BP America
                             Cantilever
---------------------------------------------------------------------------------------------------------------
Ocean Nugget         300'    Independent Leg            GOM            Contracted         Taylor Energy
                             Cantilever
---------------------------------------------------------------------------------------------------------------
Ocean Summit         300'    Independent Leg            GOM            Contracted         Chevron/Texaco
                             Cantilever
---------------------------------------------------------------------------------------------------------------
Ocean Warwick        300'    Independent Leg            GOM            Contracted             Murphy
                             Cantilever
---------------------------------------------------------------------------------------------------------------
Ocean Titan          350'    Independent Leg Slot       GOM            Contracted         Chevron/Texaco
---------------------------------------------------------------------------------------------------------------
Ocean Tower          350'    Independent Leg            GOM            Contracted            Denbury
                             Cantilever
---------------------------------------------------------------------------------------------------------------


                                       1

---------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
---------------------------------------------------------------------------------------------------------------
MEXICO
---------------------------------------------------------------------------------------------------------------
Ocean Ambassador     1,100'  Bethlehem SS-2000          GOM            Contracted             PEMEX
---------------------------------------------------------------------------------------------------------------
Ocean Whittington    1,500'  Aker H-3                   GOM            Contracted             PEMEX
---------------------------------------------------------------------------------------------------------------
Ocean Worker         3,500'  F&G 9500 Enhanced          GOM            Contracted             PEMEX
                             Pacesetter
---------------------------------------------------------------------------------------------------------------
Ocean Yorktown       2,850'  F&G SS-2000                GOM            Contracted             PEMEX
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
AFRICA
---------------------------------------------------------------------------------------------------------------
Ocean Nomad          1,200'  Aker H-3                 Mobe to         Contracted            Premier
                                                    Guinea Bissau
---------------------------------------------------------------------------------------------------------------
Ocean Patriot        1,500'  Bingo 3000             South Africa          Idle                 DODI
---------------------------------------------------------------------------------------------------------------

NORTH SEA
---------------------------------------------------------------------------------------------------------------
Ocean Guardian       1,500'  Earl & Wright Sedco     North Sea         Contracted             Shell
                             711 Series
---------------------------------------------------------------------------------------------------------------
Ocean Princess       1,500'  Aker H-3                North Sea         Contracted            Talisman
---------------------------------------------------------------------------------------------------------------
Ocean Vanguard       1,500'  Bingo 3000              North Sea            Idle                 DODI
---------------------------------------------------------------------------------------------------------------

AUSTRALASIA
---------------------------------------------------------------------------------------------------------------
Ocean Bounty         1,500'  Victory Class           Australia         Contracted             Inpex
---------------------------------------------------------------------------------------------------------------
Ocean Epoch          1,640'  Korkut                  Australia         Contracted             Santos
---------------------------------------------------------------------------------------------------------------
Ocean General        1,640'  Korkut                   Vietnam          Contracted            P.V.E&P
---------------------------------------------------------------------------------------------------------------
Ocean Baroness       7,000'  Victory Class           Indonesia         Contracted             Unocal
---------------------------------------------------------------------------------------------------------------
Ocean Rover          7,000'  Victory Class           Singapore         Contracted             Murphy
---------------------------------------------------------------------------------------------------------------


                                       2

BRAZIL
---------------------------------------------------------------------------------------------------------------
Ocean Yatzy          3,300'  DP DYVI Super Yatzy       Brazil          Contracted           Petrobras
---------------------------------------------------------------------------------------------------------------
Ocean Winner         3,500'  Aker H-3                  Brazil          Contracted           Petrobras
---------------------------------------------------------------------------------------------------------------
Ocean Alliance       5,000'  Alliance Class            Brazil          Contracted           Petrobras
---------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
---------------------------------------------------------------------------------------------------------------
Ocean Clipper        7,500'  DP Fluor/Mitsubishi       Brazil          Contracted           Petrobras
---------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
---------------------------------------------------------------------------------------------------------------
Ocean Sovereign      250'    Independent Leg          Indonesia         Contracted             Santos
                             Cantilever
---------------------------------------------------------------------------------------------------------------
Ocean Heritage       300'    Independent Leg          Mobe to           Contracted          Noble Energy
                             Cantilever               Ecuador
---------------------------------------------------------------------------------------------------------------

COLD STACKED (5)
---------------------------------------------------------------------------------------------------------------
Ocean Liberator      600'    Aker H-3                S. Africa        Cold Stacked             DODI
---------------------------------------------------------------------------------------------------------------
Ocean Champion       250'    Mat Slot                   GOM           Cold Stacked             DODI
---------------------------------------------------------------------------------------------------------------
Ocean Endeavor       2,000'  Victory Class              GOM           Cold Stacked             DODI
---------------------------------------------------------------------------------------------------------------
Ocean Voyager        3,200'  Victory Class              GOM           Cold Stacked             DODI
---------------------------------------------------------------------------------------------------------------
Ocean New Era        1,500'  Korkut                     GOM           Cold Stacked             DODI
---------------------------------------------------------------------------------------------------------------


NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico

                             ** TABLE CONTINUED **

                         DIAMOND OFFSHORE DRILLING, INC.
                   RIG STATUS REPORT AS OF FEBRUARY 17, 2004


      RIG NAME                CURRENT TERM        DAYRATE (000S)  START DATE
-----------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-----------------------------------------------------------------------------------
Ocean Quest               one well plus option     high 40's    late Dec. 2003
-----------------------------------------------------------------------------------
Ocean Star                           -                  -               -
-----------------------------------------------------------------------------------
Ocean America            one well extension plus    mid 60's    late Nov. 2003
                                 option
-----------------------------------------------------------------------------------
Ocean Valiant             three wells plus option   high 50's    late Dec. 2003
-----------------------------------------------------------------------------------
Ocean Victory                    one well            low 40s     late Nov. 2003
-----------------------------------------------------------------------------------
Ocean Confidence              five-year term          170's      early Jan. 2001
-----------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
-----------------------------------------------------------------------------------
Ocean Concord                        -                  -               -
-----------------------------------------------------------------------------------
Ocean Lexington        second of two wells plus   high 30's    late Nov. 2003
                                 option
-----------------------------------------------------------------------------------
Ocean Saratoga             two wells plus option     low 40's    late Jan. 2004
-----------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-----------------------------------------------------------------------------------
Ocean Crusader             one well plus option      mid 20's    late Dec. 2003
-----------------------------------------------------------------------------------
Ocean Drake                      one well           high 20's     mid Jan. 2004
-----------------------------------------------------------------------------------
Ocean Columbia                   one well           high 20's    late Dec. 2003
-----------------------------------------------------------------------------------
Ocean Spartan                    one well           high 20's    late Nov. 2003
-----------------------------------------------------------------------------------
Ocean Spur                 two wells plus option     low 30's    late Jan. 2004
-----------------------------------------------------------------------------------
Ocean King                 one well plus option     high 30's     mid Jan. 2004
-----------------------------------------------------------------------------------
Ocean Nugget            six month extension plus   low 30's     mid Jan. 2004
                                  option
-----------------------------------------------------------------------------------
Ocean Summit            second of two wells plus    mid 30's     mid Jan. 2004
                                   option
-----------------------------------------------------------------------------------
Ocean Warwick              one well plus option     high 20's    late Sept. 2003
-----------------------------------------------------------------------------------
Ocean Titan                      one well            low 50's     mid Jan. 2004
-----------------------------------------------------------------------------------
Ocean Tower              fourth of four wells plus   mid 30's    late Aug. 2003
                                  option
-----------------------------------------------------------------------------------



-----------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
-----------------------------------------------------------------------------------
MEXICO
-----------------------------------------------------------------------------------
Ocean Ambassador            four year term work      mid 50's    late July 2003
-----------------------------------------------------------------------------------
Ocean Whittington           four year term work      low 60's    late July 2003
-----------------------------------------------------------------------------------
Ocean Worker                four year term work     high 60's     mid Aug. 2003
-----------------------------------------------------------------------------------
Ocean Yorktown              four year term work      mid 40's    late Oct. 2003
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
AFRICA
-----------------------------------------------------------------------------------
Ocean Nomad                     one well           high 40's     mid Feb. 2004
-----------------------------------------------------------------------------------
Ocean Patriot                        -                  -               -
-----------------------------------------------------------------------------------

NORTH SEA
-----------------------------------------------------------------------------------
Ocean Guardian                   one year            low 50's   early April 2003
-----------------------------------------------------------------------------------
Ocean Princess              first of two wells       mid 40's     mid Feb. 2004
-----------------------------------------------------------------------------------
Ocean Vanguard                       _                  _               _
-----------------------------------------------------------------------------------

AUSTRALASIA
-----------------------------------------------------------------------------------
Ocean Bounty               third of three wells      low 70's     mid June 2003
-----------------------------------------------------------------------------------
Ocean Epoch                  Exeter/Mutineer         mid 60's   mid Jan. 2004
                          development plus option
-----------------------------------------------------------------------------------
Ocean General                 one option well        mid 50's    late Jan. 2004
-----------------------------------------------------------------------------------
Ocean Baroness             400 days plus option       110's      late March 2003
-----------------------------------------------------------------------------------
Ocean Rover              third of four option wells    110s      late Dec. 2003
-----------------------------------------------------------------------------------


                                       2

BRAZIL
-----------------------------------------------------------------------------------
Ocean Yatzy              end of primary term Nov. 5, mid 70's     early Nov. 1998
                         2003, completing well
-----------------------------------------------------------------------------------
Ocean Winner                 700 day extension       mid 50's   early April 2004
-----------------------------------------------------------------------------------
Ocean Alliance              four-year contract        110's     early Sept. 2000
-----------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
-----------------------------------------------------------------------------------
Ocean Clipper                700 day extension      low 100's    early Jan. 2003
-----------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-----------------------------------------------------------------------------------
Ocean Sovereign           one well plus two options  high 30's     mid Nov. 2003
-----------------------------------------------------------------------------------
Ocean Heritage           first of three wells plus   mid 50's     mid Feb. 2004
                                 options
-----------------------------------------------------------------------------------

COLD STACKED (5)
-----------------------------------------------------------------------------------
Ocean Liberator                      -                  -               -
-----------------------------------------------------------------------------------
Ocean Champion                       -                  -               -
-----------------------------------------------------------------------------------
Ocean Endeavor                       -                  -               -
-----------------------------------------------------------------------------------
Ocean Voyager                        -                  -               -
-----------------------------------------------------------------------------------
Ocean New Era                        -                  -               -
-----------------------------------------------------------------------------------


NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico

                             ** TABLE CONTINUED **

                         DIAMOND OFFSHORE DRILLING, INC.
                   RIG STATUS REPORT AS OF FEBRUARY 17, 2004


      RIG NAME          EST. END DATE     FUTURE CONTRACT AND OTHER INFORMATION
----------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
----------------------------------------------------------------------------------------------------------
Ocean Quest              mid March 2004   available; actively marketing
----------------------------------------------------------------------------------------------------------
Ocean Star                     -          available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean America           mid March 2004    90 day upgrade/survey likely beginning late 1st Qtr 2004;
                                          available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Valiant            late July 2004   available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Victory            late Feb. 2004   one well with Chevron/Texaco in mid 60's beginning late Feb. and ending mid May 2004, available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Confidence        early Jan. 2006   available; actively marketing.
----------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
----------------------------------------------------------------------------------------------------------
Ocean Concord                  -          special survey thru mid March 2004, available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Lexington          late Feb. 2004   available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Saratoga          late April 2004   available, actively marketing.
----------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
----------------------------------------------------------------------------------------------------------
Ocean Crusader          early March 2004  available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Drake              late Feb. 2004   available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Columbia           late Feb. 2004   available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Spartan            late Feb. 2004   one well plus option with LLOG in low 30's beginning late Feb.
                                          and ending late March 2004, available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Spur              late March 2004   available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean King              late March 2004   available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Nugget           early June 2004    available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Summit             late Feb. 2004   60 day extension plus option with Chevron/Texaco in mid 30's beginning late Feb. and ending late April 2004,  available;
                                          actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Warwick            late Feb. 2004   available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Titan              late Feb. 2004   one well with Chevron/Texaco in low 50's beginning late Feb. and ending late March 2004, available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Tower              mid Feb. 2004    one well plus option with SDC/Denburry in mid 40's beginning mid
                                          Feb. and ending mid March 2004, available; actively marketing.
----------------------------------------------------------------------------------------------------------

                                       1

----------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
----------------------------------------------------------------------------------------------------------
MEXICO
----------------------------------------------------------------------------------------------------------
Ocean Ambassador         mid Dec. 2007    available.
----------------------------------------------------------------------------------------------------------
Ocean Whittington       early Oct. 2006   available.
----------------------------------------------------------------------------------------------------------
Ocean Worker             late July 2007   available.
----------------------------------------------------------------------------------------------------------
Ocean Yorktown           mid July 2007    available.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
AFRICA
----------------------------------------------------------------------------------------------------------
Ocean Nomad             mid March 2004    Mobe to Gabon, then three wells plus option in Gabon with
                                          Vaalco/SASOL  in high 40s beginning early April and ending late
                                          July 2004; available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Patriot                  -          available; actively marketing.
----------------------------------------------------------------------------------------------------------

NORTH SEA
----------------------------------------------------------------------------------------------------------
Ocean Guardian          late March 2004   one year extension with Shell in high 40's beginning late March
                                          2004 and ending late March 2005, available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Princess           mid June 2004    available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Vanguard                 _          available; actively marketing.
----------------------------------------------------------------------------------------------------------

AUSTRALASIA
----------------------------------------------------------------------------------------------------------
Ocean Bounty             mid Feb. 2004    Two wells plus two option wells with NZOP in low 70's beginning mid Feb. 2004 and ending late May 2004; available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Epoch            mid Nov. 2004      available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean General           late March 2004   five completion options in mid 50's with P.V.E&P beginning late
                                          March and ending mid Sept. 2004, available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Baroness           early May 2004   180 day option exercised in 110's with Unocal beginning early May and ending early Nov. 2004, available; actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Rover              mid April 2004   actively marketing.
----------------------------------------------------------------------------------------------------------


                                       2

BRAZIL
----------------------------------------------------------------------------------------------------------
Ocean Yatzy              early March 2004  Scheduled for survey beginning 1st Qtr. 2004.  Estimated downtime
                                           30 days; 700 day extension in mid 70's beginning in early Nov.
                                           2003 and ending mid Oct. 2005; available.
----------------------------------------------------------------------------------------------------------
Ocean Winner            early March 2006   survey under way, estimated early April completion; available.
----------------------------------------------------------------------------------------------------------
Ocean Alliance          early Sept. 2004   survey under way, estimated early April completion; available.
----------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
----------------------------------------------------------------------------------------------------------
Ocean Clipper           early March 2006   available.
----------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPs (2)
----------------------------------------------------------------------------------------------------------
Ocean Sovereign          early March 2004  Two wells plus two options with Amerada Hess in high 30's beginning early March 2004 and ending late April 2004; available, actively marketing.
----------------------------------------------------------------------------------------------------------
Ocean Heritage            mid Aug. 2004    available, actively marketing.
----------------------------------------------------------------------------------------------------------

COLD STACKED (5)
----------------------------------------------------------------------------------------------------------
Ocean Liberator                -          Cold stacked Nov. '02.
----------------------------------------------------------------------------------------------------------
Ocean Champion                 -          Cold Stacked Feb. '02.
----------------------------------------------------------------------------------------------------------
Ocean Endeavor                 -          Cold stacked March '02.
----------------------------------------------------------------------------------------------------------
Ocean Voyager                  -          Cold stacked March '02.
----------------------------------------------------------------------------------------------------------
Ocean New Era                  -          Cold stacked Dec. '02.
----------------------------------------------------------------------------------------------------------


NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico

                              ** TABLE COMPLETE **

                                       3